LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED DECEMBER 28, 2007

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED

JUNE 28, 2007

OF

WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

The following disclosure clarifies the current prospectus and statement of additional information disclosure by replacing the disclosure in the below indicated section of the prospectus and statement of additional information:

Principal investment strategies

Key investments

Under normal circumstances, the fund invests at least 80% of its assets in fixed-income securities issued by governments, government related entities and corporations located in emerging markets and related investments. The fund may invest up to 50% of its assets in non-U.S. dollar denominated fixed-income securities. These investments include, but are not limited to, instruments designed to restructure outstanding emerging market debt such as participations in loans between governments and financial institutions. The portfolio managers invest in at least three emerging market countries, which is any country that, at the time of investment, is represented in the JP Morgan EMBI Global Index, or categorized by the World Bank, in its annual categorization, as middle or low-income.

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